                                                                    EXHIBIT 99.1


                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDED DECEMBER 31, 1997



DEBTOR NAME:    MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:    97-174 (PJW)

-------------------------------------------------------------------------------


                                              DOCUMENT            PREVIOUSLY           EXPLANATION
REQUIRED ATTACHMENTS:                         ATTACHED             SUBMITTED             ATTACHED
1.  Tax Receipts                                ( )                   (X)                  (X)

2.  Bank Statements                             ( )                   ( )                  (X)

3.  Most recently filed Income Tax Return       ( )                   (X)                  ( )

4.  Most recent Annual Financial Statements     ( )                   (X)                  ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

 /s/ DAVID R. GIBSON               SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER
------------------------------     ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE


      DAVID R. GIBSON                            JANUARY 30, 1997
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT

                      FOR THE MONTH ENDED DECEMBER 31, 1997


DEBTOR NAME:    MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:    97-174 (PJW)

-------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

      Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 57 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDED DECEMBER 31, 1997


DEBTOR NAME:    MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:    97-174 (PJW)

-------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

THESE FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121") HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WILL BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE YEAR END, DECEMBER 31, 1997 AUDIT ADJUSTMENTS AND ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

(1) OPERATING EXPENSE AND EBITDA FOR DECEMBER 1997 INCLUDES THE FAVORABLE IMPACT OF ( I ) A $4.0 MILLION REVERSAL OF PREVIOUSLY RECORDED 1997 TELEPHONE EXPENSE ACCRUALS. THE PRIMARY REASON FOR THE REVERSAL IS DUE TO THE FEDERAL COMMUNICATION COMMISSION'S RECENT CLARIFICATION OF INTERCONNECTION RULES, ISSUED IN DECEMBER 1997 AND ( II ) A REDUCTION IN BAD DEBT EXPENSE. BAD DEBT EXPENSE IS IS $0.8, $3.5 AND $3.7 MILLION, RESPECTIVELY IN DECEMBER, NOVEMBER AND OCTOBER. THE LOWER DECEMBER BAD DEBT EXPENSE REFLECTS A CHANGE IN THE PROVISION DUE TO HIGHER CASH COLLECTIONS IN THE FOURTH QUARTER OF 1997 THAN ORIGINALLY FORECAST.

(2) DEPRECIATION EXPENSE FOR OCTOBER 1997 INCLUDES THE UNFAVORABLE IMPACT OF A $2.5 MILLION ADJUSTMENT TO PAGER DEPRECIATION EXPENSE, EFFECTIVE OCTOBER 1, 1997, FOR THE INITIAL IMPACT OF THE COMPANY SHORTENING THE DEPRECIABLE LIFE OF ITS PAGERS FROM FOUR TO THREE YEARS TO BETTER REFLECT ESTIMATED USEFUL LIVES. THE ADJUSTMENT RESULTS FROM ADDITIONAL DEPRECIATION EXPENSE TAKEN TO REDUCE ESTIMATED USEFUL LIVES.


                    MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
 FOR THE MONTHS ENDED DECEMBER 31, 1997, NOVEMBER 30, 1997 AND OCTOBER 31, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)



                                                            DECEMBER           NOVEMBER              OCTOBER
                                                              1997               1997                 1997
                                                        ---------------      --------------       --------------
   PAGING REVENUES
        SERVICE, RENTS & MAINTENANCE                           $35,843              $37,711              $38,697

   EQUIPMENT SALES
        PRODUCT SALES                                            1,979                3,229                2,774
        COST OF PRODUCTS SOLD                                    2,214                3,293                2,811
                                                        ---------------      ---------------      ---------------
             EQUIPMENT MARGIN                                     (235)                 (64)                 (37)

        NET REVENUE                                             35,608               37,647               38,659

   OPERATING EXPENSE
        SERVICE, RENTS & MAINTENANCE                             6,556               11,512               11,119
        SELLING                                                  5,499                4,863                5,366
        GENERAL & ADMINISTRATIVE                                11,998               14,228               15,354
                                                        ---------------      ---------------      ---------------
        OPERATING EXPENSE BEFORE DEPR. & AMORT.                 24,053 (1)           30,603               31,839

        EBITDA BEFORE REORGANIZATION COSTS                      11,555 (1)            7,044                6,820

        REORGANIZATION COSTS                                     1,412                1,466                1,355
                                                        ---------------      ---------------      ---------------

        EBITDA AFTER REORGANIZATION COSTS                       10,143 (1)            5,578                5,465

   DEPRECIATION                                                  8,682                8,544               11,162 (2)
   AMORTIZATION                                                  9,244                9,244                9,244
                                                        ---------------      ---------------      ---------------
        TOTAL DEPRECIATION AND AMORTIZATION                     17,926               17,788               20,406

   OPERATING LOSS                                               (7,783)             (12,210)             (14,941)

   INTEREST EXPENSE                                              5,394                5,327                5,359
   OTHER EXPENSE                                                     0                    0                    0
   TAXES                                                           324                    0                    0
                                                        ---------------      ---------------      ---------------

   NET LOSS                                                   ($13,501)            ($17,537)            ($20,300)
                                                        ===============      ===============      ===============


                             SEE ACCOMPANYING NOTES.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      FOR THE MONTH ENDED DECEMBER 31, 1997



DEBTOR NAME:    MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:    97-174 (PJW)

-------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

THESE FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO.121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121") HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WILL BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE YEAR END, DECEMBER 31, 1997 AUDIT ADJUSTMENTS AND ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.


                    MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
         AS OF DECEMBER 31, 1997, NOVEMBER 30, 1997 AND OCTOBER 31, 1997
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                           DECEMBER             NOVEMBER             OCTOBER
                                                                             1997                 1997                 1997
                                                                        --------------        -------------        -------------
ASSETS:
        CURRENT ASSETS:
                Cash                                                          $10,907               $7,199                $8,866
                Accounts Receivable, Net                                       45,481               49,192                48,651
                Inventory                                                         868                1,505                 2,854
                Prepaid Expenses                                                1,439                1,088                 1,104
                Other Current Assets                                            2,782                2,758                 2,766
                                                                         -------------        -------------        --------------
                        TOTAL CURRENT ASSETS                                   61,477               61,742                64,242

        NONCURRENT ASSETS:
                Property and Equipment, Net                                   260,358              265,034               271,848
                Deferred Financing Fees, Net                                   22,939               23,493                24,047
                Investment In Net Assets Of Equity Affiliate                    1,788                1,965                 1,974
                Intangible Assets, Net                                      1,006,835            1,016,044             1,025,254
                Other Assets                                                      561                  655                   545
                                                                         -------------        -------------        --------------
                       TOTAL NONCURRENT ASSETS                              1,292,482            1,307,191             1,323,668

                TOTAL ASSETS                                               $1,353,959           $1,368,933            $1,387,909
                                                                         =============        =============        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
        LIABILITIES NOT SUBJECT TO COMPROMISE:
                DIP Credit Facility                                           $10,000              $12,000               $12,000
                Accrued Reorganization Costs                                    4,897                4,520                 4,496
                Accrued Wages, Benefits and Payroll Taxes                      13,999               12,240                11,112
                Accounts Payable - Post Petition                                3,633                5,360                 4,265
                Accrued Interest (Chase & DIP Facilities )                      4,777                4,566                 4,542
                Accrued Expenses and Other Current Liabilities                 38,381               38,596                41,719
                Advance Billings and Customer Deposits                         34,252               34,537                35,529
                                                                         -------------        -------------        --------------
                        TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE           109,940              111,820               113,662

        LIABILITIES SUBJECT TO COMPROMISE:
                Accrued Wages, Benefits and Payroll Taxes                       3,093                3,093                 3,093
                Chase Credit Facility                                         649,000              649,000               649,000
                Notes Payable - 10 1/2%                                       174,125              174,125               174,125
                Notes Payable - 9 3/8%                                        250,000              250,000               250,000
                Notes Payable - Yampol                                            986                  986                   986
                Notes Payable - Dial Page 12 1/4%                               1,570                1,570                 1,570
                Accrued Interest On Notes Payable                              20,757               20,757                20,757
                Accounts Payable- Pre Petition                                 19,647               18,593                18,224
                Accrued Expenses and Other Current
                    Liabilities - Pre Petition                                 12,671               13,280                13,209
                Other Liabilities                                               4,820                4,858                 4,896
                                                                         -------------        -------------        --------------
                        TOTAL LIABILITIES SUBJECT TO COMPROMISE             1,136,670            1,136,263             1,135,860

        DEFERRED TAX LIABILITY                                                 72,097               72,097                72,097
        ----------------------

        STOCKHOLDERS' EQUITY
                Class A Common Stock                                               39                   39                    39
                Class B Common Stock                                                2                    2                     2
                Additional Paid-In Capital                                    671,459              671,459               671,459
                Accumulated Deficit - Pre Petition                           (437,127)            (437,127)             (437,127)
                Accumulated Deficit - Post Petition                          (192,999)            (179,497)             (161,960)
                                                                         -------------        -------------        --------------
                        TOTAL STOCKHOLDERS' EQUITY                             41,375               54,877                72,414
                Less:
                Treasury Stock                                                 (6,123)              (6,123)               (6,123)
                                                                         -------------        -------------        --------------
                        TOTAL STOCKHOLDERS' EQUITY                             35,252               48,754                66,291

                TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $1,353,959           $1,368,933            $1,387,909
                                                                         =============        =============        ==============


                             SEE ACCOMPANYING NOTES

FOOTNOTES TO THE FINANCIAL STATEMENTS:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be year end, December 31, 1997 audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

      In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

      The Bankruptcy Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

      On January 27, 1998, the Company filed it's Plan of Reorganization with the Bankruptcy Court.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Operating expense and EBITDA for December 1997 include the favorable impact of a $4.0 million reversal of previously recorded 1997 telephone expense accruals. The primary reason for the reversal is due to the Federal Communication Commission's ("FCC") recent clarification of interconnection rules. The FCC issued a letter of clarification dated December 30, 1997 by the FCC's Common Carrier Bureau which concluded that the FCC's interconnection rules prohibit local exchange carriers from assessing charges on paging carriers for the cost of dedicated facilities used to deliver local telecommunications traffic to paging networks. This letter, however, also noted that requests for reconsideration by the FCC of its interconnection rules are still pending.

      Bad debt expense is $0.8, $3.5 and $3.7 million, respectively in December, November and October. The lower December bad debt expense reflects a change in the provision due to higher cash collections in the fourth quarter of 1997 than originally forecast.

5. Depreciation expense for October 1997 includes the unfavorable impact of a $2.5 million adjustment to pager depreciation expense, effective October 1, 1997, for the initial impact of the Company shortening the depreciable life of its pagers from four to three years to better reflect estimated useful lives. The adjustment results from additional depreciation expense taken to reduce estimated useful lives.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.4 million system reported units in service at December 31, 1997, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

      On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

      On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as SECOND THURSDAY, provides that if there is a change of control that meets the conditions of SECOND THURSDAY, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. The Company filed its Joint Plan of Reorganization with the Bankruptcy Court on January 27, 1998, which provides for such a change of control. The Company believes that the Joint Plan of Reorganization will meet the conditions of SECOND THURSDAY if consummated, but there can be no assurance that the Joint Plan of Reorganization will be consummated. In the event that the Company were unable to consummate a Plan of Reorganization that satisfies the conditions of SECOND THURSDAY, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      FOR THE MONTH ENDED DECEMBER 31, 1997


DEBTOR NAME:    MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:    97-174 (PJW)

-------------------------------------------------------------------------------


The Debtors have 57 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

THESE FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121") HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WILL BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE YEAR END, DECEMBER 31, 1997 AUDIT ADJUSTMENTS AND ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.


                    MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
 FOR THE MONTHS ENDED DECEMBER 31, 1997, NOVEMBER 30, 1997 AND OCTOBER 31, 1997
                                   (UNAUDITED)
                                 (IN THOUSANDS)



                                                                       DECEMBER           NOVEMBER           OCTOBER
                                                                         1997               1997               1997
                                                                       ---------         ----------         ---------

OPERATING ACTIVITIES
      NET LOSS                                                         ($13,501)          ($17,537)         ($20,299)
      ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
      PROVIDED BY (USED IN) OPERATING ACTIVITIES:
          Depreciation And Amortization                                  17,926             17,788            20,406
          Provision For Uncollectible Accounts And Returns                2,532              5,985             6,342
          Undistributed Earnings Of Affiliate                               176                  9                63
          Deferred Financings Fees, Net                                     554                554               554
          Change In Operating Assets and Liabilities:
               Accounts Receivable                                        1,180             (6,526)            3,008
               Inventory                                                    637              1,349             1,289
               Prepaid Expenses And Other Assets                           (315)              (120)               71
               Accounts Payable, Accrued Expenses and Other                 527             (1,439)           (1,036)
                                                                    ------------       ------------      ------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                       9,715                 63            10,398

INVESTING ACTIVITIES
      Construction And Capital Expenditures,
               Including Net Change In Pager Assets                      (4,006)            (1,730)           (4,920)
                                                                    ------------       ------------      ------------
NET CASH USED IN INVESTING ACTIVITIES                                    (4,006)            (1,730)           (4,920)



FINANCING ACTIVITIES

      Borrowings (Repayments) of DIP Credit Facility                     (2,000)                 0            (5,000)
                                                                    ------------       ------------      ------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                      (2,000)                 0            (5,000)


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      3,709             (1,667)              478
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                          7,199              8,866             8,388
                                                                    ------------       ------------      ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                              $10,907             $7,199            $8,866
                                                                    ============       ============      ============


                             SEE ACCOMPANYING NOTES

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                STATEMENT OF ACCOUNTS RECEIVABLE AGING AND AGING
                        OF POSTPETITION ACCOUNTS PAYABLE
                      FOR THE MONTH ENDED DECEMBER 31, 1997



DEBTOR NAME:    MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:    97-174 (PJW)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                           $  20,756,606   0 - 30 days old
                 ------------------------ --------------------------------------
                              18,912,880  31 - 60 days old
                 ------------------------ --------------------------------------
                               8,261,916  61 - 90 days old
                 ------------------------ --------------------------------------
                              25,921,132  91+ days old
                 ------------------------ --------------------------------------
                              73,852,534  TOTAL TRADE ACCOUNTS RECEIVABLE
                 ------------------------ --------------------------------------
                           ( 29,943,531)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
                 ------------------------ --------------------------------------
                              43,909,003  TRADE ACCOUNTS RECEIVABLE (NET)
                 ------------------------ --------------------------------------
                               1,572,196  OTHER NON-TRADE RECEIVABLES
                 ------------------------ --------------------------------------
                          $   45,481,199  ACCOUNTS RECEIVABLE, NET
---------------- ------------------------ --------------------------------------




--------------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
---------------------- -------------------- ----------------- -------------- ---------------- -------------------
                              0-30               31-60            61-90            91+
                              Days                Days            Days            Days              Total
---------------------- -------------------- ----------------- -------------- ---------------- -------------------
ACCOUNTS PAYABLE               $ 3,571,257            39,391         11,653           10,909        $  3,633,209
---------------------- -------------------- ----------------- -------------- ---------------- -------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      FOR THE MONTH ENDED DECEMBER 31, 1997


DEBTOR NAME:    MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:    97-174 (PJW)

-------------------------------------------------------------------------------



STATUS OF POSTPETITION TAXES
-------------------------------------------------------------------------------------------------------------------

                          BEGINNING           AMOUNT                                ENDING
                             TAX             WITHHELD            AMOUNT              TAX            DELINQUENT
                          LIABILITY         OR ACCRUED            PAID            LIABILITY            TAXES
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
FEDERAL
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
WITHHOLDING                $          0        $ 1,729,254        $ 1,729,254       $         0   $              0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
FICA-EMPLOYEE                         0            776,090            776,090                 0                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
FICA-EMPLOYER                         0          1,508,556          1,417,212            91,344                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
UNEMPLOYMENT                          0             17,272             16,221             1,051                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
INCOME                                0                  0                  0                 0                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
TOTAL FEDERAL TAXES                   0          4,031,172          3,938,777            92,395                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
STATE AND LOCAL
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
WITHHOLDING                           0            258,561            258,561                 0                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
SALES                           834,104          1,141,069          1,066,610           908,563                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
UNEMPLOYMENT                          0             74,132             68,746             5,386                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
REAL PROPERTY                 3,065,378          1,091,057                  0         4,156,435                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
OTHER                         1,018,512            535,376            768,352           785,536                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
TOTAL STATE  AND LOCAL        4,917,994          3,100,195          2,162,269         5,855,920                  0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------
TOTAL TAXES                $  4,917,994        $ 7,131,367        $ 6,101,046       $ 5,948,315   $              0
---------------------- ----------------- ------------------ ------------------ ----------------- ------------------


----------------------------------------------------------------------------------------------------------------------------------
                                              PAYMENTS TO INSIDERS AND PROFESSIONALS
                                               FOR THE MONTH ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
           Payee Name                  Position                    Salary/Bonus/            Reimbursable
                                                                  Auto Allowance              Expenses               Total
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Alvarez & Marsal           Chairman - Restructuring                $            54,167        $             0          $   54,167
Inc. - Joseph
A. Bondi
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Boykin, Roberta            Assistant Corporate Counsel                           8,800                      -               8,800
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Burdette, H. Stephen       Senior VP Corporate Development                      15,000                  3,175              18,175
                           and Senior VP Operations
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Cross, Andrew              Executive VP Sales and Marketing                     17,500                  8,590              26,090
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Grawert, Ron               Chief Executive Officer                              30,769                  6,777              37,546
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Gray, Patricia             Secretary/Acting General Counsel                     13,085                      0              13,085
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Gross, Steven              Senior VP Strategic Planning                         14,865                  5,355              20,220
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Hilson, Debra              Assistant Secretary                                   4,662                  3,098               7,760
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Hughes, Curtis             Assistant VP Mgmt. Information                        9,615                  1,853              11,468
                           Systems
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Pascucci, James            Assistant Treasurer                                   8,054                    423               8,477
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Pittsman, Santo            Senior VP of Administration and                      15,615                      0              15,615
                           Business Planning
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Shea, Kevin                Treasurer                                            10,778                    141              10,919
-------------------------- --------------------------------- -------------------------- ---------------------- -------------------
Witsaman, Mark             Senior VP and Chief Technology                       15,269                 14,664              29,933
                           Officer
-------------------------------------------------------------------------------------------------------------- -------------------
                                                                                   TOTAL PAYMENTS TO INSIDERS           $ 262,255
-------------------------------------------------------------------------------------------------------------- -------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                      PAYMENTS TO INSIDERS AND PROFESSIONALS (CONTINUED)
                                             FOR THE MONTH ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
                                                              Date of                                              Holdback and
                 Name and Relationship                         Court            Invoices           Invoices       Invoice Balances
                                                              Approval         Received (1)          Paid               Due
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------

1.  Ernst & Young - Auditor, Tax and Financial                1/30/97          $    305,554      $            -       $    517,341
        Consultants to Debtor
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
2.  Latham & Watkins - Counsel to Debtor                      1/30/97                64,571              63,695            117,349
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
3.  Alvarez & Marsal Inc.- Restructuring Consultant to        1/30/97               215,590              54,167            455,658
        Debtor (2)
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
4.  Sidley & Austin - Bankruptcy Counsel to Debtor            1/30/97               255,046             276,310            407,479
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
5.  Young, Conway, Stargate & Taylor - Delaware Counsel       1/30/97                20,135                   -             24,319
        to Debtor
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
6.  Wiley, Rein & Fielding - FCC Counsel to Debtor            1/30/97                46,571              76,407            134,755
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor                6/11/97                     -                 179              3,945
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors to the         6/04/97                     -                   -            125,000
        Creditors' Committee
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the               4/03/97                     -                   -             11,817
        Creditors' Committee
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware Counsel       4/03/97                 1,787                   -              3,390
        to the Creditors' Committee
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison - FCC            4/25/97                 1,252                   -             22,692
        Counsel to the Creditors' Committee
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
12. The Blackstone Group LP - Financial Advisors to           7/10/97                     -                   -            100,000
        Debtor
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to Debtor        10/27/97               99,495              42,688            188,443
--------------------------------------------------------- ----------------- ---------------- ------------------- ------------------
                                  TOTAL                                        $  1,010,001      $      513,446       $  2,112,188
--------------------------------------------------------------------------- ---------------- ------------------- ------------------


(1) Excludes invoices for fees and expenses through December 31, 1997 that were received by the Debtors subsequent to December 31, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

-----------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        SCHEDULED               AMOUNTS
                                                                         MONTHLY                 PAID                    TOTAL
                                                                        PAYMENTS                DURING                   UNPAID
NAME OF CREDITOR                                                           DUE                   MONTH                POSTPETITION
---------------------------------------------------------------- ------------------------ --------------------- -------------------
The Chase Manhattan Bank - (Interest)                                 $  4,738,972          $ 4,738,972*             $           0
---------------------------------------------------------------- ------------------------ --------------------- -------------------

* Payment made on 1/2/98.

----------------------------------------------------------------------------------------------------------- ------------ ---------
QUESTIONNAIRE
FOR THE MONTH ENDED DECEMBER 31, 1997                                                                           YES          NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?                    NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                                NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                                   NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
4.  Have any payments been made of prepetition liabilities this reporting period?                               YES
----------------------------------------------------------------------------------------------------------- ------------ ---------
5.  Have any postpetition loans been received by the debtor from any party?                                     YES
----------------------------------------------------------------------------------------------------------- ------------ ---------
6.  Are any postpetition payroll taxes past due?                                                                             NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
7.  Are any postpetition state or federal income taxes past due?                                                             NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
8.  Are any postpetition real estate taxes past due?                                                                         NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
9.  Are any postpetition taxes past due?                                                                                     NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
10. Are any amounts owed to postpetition creditors past due?                                                                 NO
----------------------------------------------------------------------------------------------------------- ------------ ---------
11. Have any prepetition taxes been paid during the reporting period?                                           YES
----------------------------------------------------------------------------------------------------------- ------------ ---------
12. Are any wage payments past due?                                                                                          NO
----------------------------------------------------------------------------------------------------------- ------------ ---------

      If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.         The Court has authorized the Debtors to pay certain
                     pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes;
                     (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August and repaid $5 million and $2 million of borrowings under the DIP facility during the months of October and December 1997, respectively.

-------------------------------------------------------------------------------
                                    INSURANCE

                      FOR THE MONTH ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------
THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE REPORTING PERIOD.
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    PERSONNEL
                      FOR THE MONTH ENDED DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------
                                                                             Full Time         Part Time
------------------------------------------------------------------------ ------------------ -----------------
1.  Total number of employees at beginning of period                                3,448                48
------------------------------------------------------------------------ ------------------ -----------------
2.  Number of employees hired during the period                                        15                 7
------------------------------------------------------------------------ ------------------ -----------------
3.  Number of employees terminated or resigned during the period                        8                12
------------------------------------------------------------------------ ------------------ -----------------
4.  Total number of employees on payroll at end of period                           3,455                43
------------------------------------------------------------------------ ------------------ -----------------